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                                                                    Exhibit 10.3


                                 FIRST AMENDMENT
                                TO AND WAIVER OF
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


                        THIS FIRST AMENDMENT TO AND WAIVER OF SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of June 25, 2003, among MISSION RESOURCES CORPORATION, a corporation formed under the laws of the State of Delaware (the "Borrower"), the several banks and other financial institutions or entities from time to time parties to this Amendment (the "Lenders"), FARALLON ENERGY LENDING, L.L.C., as sole advisor, sole lead arranger and sole bookrunner (in such capacity, the "Arranger"), and WELLS FARGO FOOTHILL, INC., as the administrative agent (in such capacity, the "Administrative Agent"). All defined terms not defined herein shall have the same meaning as set forth in the Second Amended and Restated Credit Agreement, dated as of June 5, 2003 (the "Credit Agreement").

I.          BACKGROUND

                        WHEREAS, the Borrower, certain lenders party thereto, the Arranger, the Syndication Agent and the Administrative Agent entered into the Credit Agreement, which amended and restated the Amended and Restated Credit Agreement, dated as of March 28, 2003, as amended, by and among the Borrower, the financial institutions party thereto, Wells Fargo Foothill, Inc., as administrative agent, Jefferies & Company, Inc., as syndication agent;

                        WHEREAS, pursuant to the Credit Agreement and the other Loan Documents, each Loan Party granted a lien on and security interest in certain of its assets, including, without limitation, a substantial portion of its Oil and Gas Properties, to secure its Obligations to the Lenders, the Administrative Agent and any affiliate of the Administrative Agent providing Bank Products to the Borrower or any of its subsidiaries;

                        WHEREAS, the Borrower now believes that its interest in the Oil and Gas Properties in the Backridge Field, Cameron Parish, Louisiana (the "Backridge Field") referred to as Henry 28-2 and 28-3, more fully described on Exhibit A hereto, represents a much higher drilling risk than previously anticipated and has determined not to drill on either property (the "Henry Interests");

                        WHEREAS, the Borrower has determined to convey title to the Henry Interests to Milam Energy L.P. ("Milam") in exchange for Milam's interest in the Oil and Gas Properties in the Backridge Field referred to as the Davis 26-3 acreage, more fully described in Exhibit A hereto (the "Davis Interest") pursuant to the terms of that certain agreement, dated ______, 2003 (the "Swap Agreement" and the exchange of the properties contemplated by such agreement referred to herein as the "Swap");

                        WHEREAS, the Lenders party hereto have agreed to permit the consummation of the Swap, subject to the terms and provisions hereof;


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                        NOW THEREFORE, in consideration of the mutual covenants
and agreements herein contained, the parties hereto agree to amend and restate the Credit Agreement as follows:

II.         WAIVERS

                        (a) The Lenders party hereto, constituting the Majority Lenders, do hereby consent and agree, pursuant to Section 9.1 of the Credit Agreement, to permit the consummation of the Swap pursuant to the terms of the Swap Agreement, and do hereby waive the requirements of Sections 6.4(l) and 2.7(b) of the Credit Agreement with respect thereto; provided, however, that for purposes of determining the aggregate amount of Net Cash Proceeds of Asset Sales and Recovery Events which may be excluded from the requirement to make prepayments of Loans pursuant to clauses (i), (ii) and (iii) of Section 2.7(b), the Borrower shall be deemed to have received seven million five hundred thousand dollars ($7,500,000.00) in Net Cash Proceeds in connection with the Swap.

III.        AMENDMENT

                        Section 5.7 of the Credit Agreement is hereby amended to read in its entirety as follows:

                        Notices. Promptly, and in any event within five Business Days after knowledge thereof, give notice to the Administrative Agent and each Lender of:

                        (a) the occurrence of any Default or Event of Default;

                        (b) any (i) default or event of default under any Contractual Obligation of the Loan Parties or any of their respective Subsidiaries or (ii) litigation, investigation or proceeding which may exist at any time between any Loan Party or any of their respective Subsidiaries and any Governmental Authority, that in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

                        (c) any litigation or proceeding affecting any Loan Party or any of their respective Subsidiaries in which the amount involved is $500,000 or more and not covered by insurance or in which injunctive or similar relief is sought;

                        (d) the occurrence of any Casualty Event to the Mortgaged Property or the commencement of any action or proceeding for the taking of any material portion of the Mortgaged Property or any part thereof or interest therein under power of eminent domain or by condemnation, nationalization or similar proceeding;

                        (e) the following events, as soon as possible and in any event within 30 days after the Borrower knows or has reason to know thereof: (i) the occurrence of any Reportable Event with respect to any Plan, a failure to make any material required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC


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or any Loan Party or any Commonly Controlled Entity or any Multiemployer Plan
with respect to the withdrawal from, or the termination, Reorganization or Insolvency of, any Plan; and

                        (f) as soon as possible, and in any event within 5 days after the Borrower knows or has reason to know of the occurrence of any event, action, circumstance or proceeding which has adversely affected or could adversely affect the value of any of the Oil and Gas Properties constituting Collateral in a material amount;

                        Each notice pursuant to this Section 5.7 shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Borrower or the relevant Subsidiary proposes to take with respect thereto.

IV.         AMENDMENT OF MORTGAGE

                        Simultaneously with the consummation of the Swap and in accordance with the Credit Agreement and the other Loan Documents, the Company and the Administrative Agent shall cause an amendment to the Mortgage, in proper form for execution and filing in Cameron Parish, Louisiana, and otherwise on terms and conditions satisfactory to the Administrative Agent, to be duly executed and delivered to the Administrative Agent (i) releasing the Henry Interests from the Mortgage and (ii) adding the Davis Interest as Collateral securing the Obligations.

V.          EXERCISE OF REMEDIES.

                        The Lenders hereby waive their rights to exercise their remedies under the agreement based solely upon the consummation of the Swap as contemplated and described herein and subject to the terms and provisions hereof. Except with respect to matters expressly waived hereby, nothing herein shall be construed to be a waiver of any Defaults or Events of Default as they exist now or at any time in the future.

VI.         MISCELLANEOUS.

                        (a) The execution and delivery of this Amendment shall constitute a representation and warranty by the Borrower that the representations and warranties contained in the Credit Agreement are true and correct as of the date hereof and that no event which, but for the giving of notice or passage of time or both, would constitute an Event of Default, or Event of Default, exists as of the date hereof.

                        (b) Except as herein expressly amended, the Credit Agreement, the Loan Documents, and any other documents or instruments executed in connection therewith are and shall be unchanged, and shall continue to be in full force and effect. All the terms, covenants, provisions and conditions of the Credit Agreement are incorporated herein by reference.


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                        (c) This Amendment may be executed in any number of
counterparts, all of which shall constitute one and the same instrument, but in making proof of this Amendment it shall not be necessary to produce or account for more than one such counterpart.

                        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.



                                     MISSION RESOURCES CORPORATION, as Borrower

                                                By: /s/ RICHARD W. PIACENTI
                                                    ----------------------------
                                                    Name: Richard W. Piacenti
                                                          ----------------------
                                                    Title: Executive Vice
                                                           ---------------------
                                                           President & CFO
                                                           ---------------------

                                     FARALLON ENERGY LENDING, L.L.C.,
                                     as Arranger and as a Lender

                                                By: /s/ WILLIAM MELLIN
                                                    ----------------------------
                                                    Name: William Mellin
                                                          ----------------------
                                                    Title: Managing Member
                                                           ---------------------

                                     WELLS FARGO FOOTHILL, INC.,
                                     as Administrative Agent and as a Lender

                                                By: /s/ THOMAS SHUGHRUE
                                                    ----------------------------
                                                    Name: Thomas Shughrue
                                                          ----------------------
                                                    Title: Vice President
                                                           ---------------------

                                     ABLECO FINANCE LLC, as a Lender, for
                                     itself and on behalf of affiliate assignees

                                                By: /s/ KEVIN GENDA
                                                    ----------------------------
                                                    Name: Kevin Genda
                                                          ----------------------
                                                    Title: Sr. VP/Chief Credit
                                                           ---------------------
                                                           Officer
                                                           ---------------------

                                     HIGHBRIDGE/ZWIRN SPECIAL OPPORTUNITIES
                                     FUND, L.P., as a Lender

                                     By:  Highbridge/Zwirn Capital Management,
                                          LLC

                                                By: /s/ DANIEL B. ZWIRN
                                                    ----------------------------
                                                    Name: Daniel B. Zwirn
                                                          ----------------------
                                                    Title: Managing Principal
                                                           ---------------------


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                                     ARES Leveraged Investment Fund II, L.P.

                                     By:  ARES Management II, L.P.
                                     Its:   General Partner

                                                By: /s/ SETH J. BRUFSKY
                                                    ----------------------------
                                                    Name: Seth J. Brufsky
                                                          ----------------------
                                                    Title: Vice President
                                                           ---------------------

                                     TRS THEBE LLC, as Lender

                                                By: /s/ DEBORAH O'KEEFFE
                                                    ----------------------------
                                                    Name: Deborah O'Keeffe
                                                          ----------------------
                                                    Title: Vice President
                                                           ---------------------


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                                    EXHIBIT A

                                 Henry Interests


Oil, Gas and Mineral Lease dated March 25, 2002 between Sheryl Lebleu Swift, et al and Mission Resources Corporation, recorded in Book 953, Entry No. 276939 and Book 948, Entry No. 275634; Ratification thereof recorded March 11, 2003 in Book 962, File No. 279772, Cameron Parish, Louisiana, covering certain lands described as follows:

            That certain tract or parcel of land containing 240.0 acres, more or less, being described as the North Half of the Southwest Quarter (N/2 SW/4) of Section 28 and the Southeast Quarter (SE/4) of Section 29, Township 14 South, Range 9 West, Cameron Parish, Louisiana.

            LESS AND EXCEPT: That portion of the above described property situated within the confines of the P-2 Strg. RA SUA, established by Office of Conservation Order No. 248-G-2, effective December 1, 1962; the P-2-A RA SUA, established by Office of Conservation Order No. 248-K, effective July 1, 1964; and the CAM. P-3 RA SU, established by Office of Conservation Order No. 248-E-2, effective March 1, 1965.

            Leaving a balance of 115.0 acres, more or less.

Oil, Gas and Mineral Lease dated March 25, 2002 between The Ardoin Limited Partnership and Mission Resources Corporation, recorded in Book 948, Entry No. 275633, Cameron Parish, Louisiana, covering certain lands described as follows:

            That certain tract or parcel of land containing 240.0 acres, more or less, being described as the North Half of the Southwest Quarter (N/2 SW/4) of Section 28 and the Southeast Quarter (SE/4) of Section 29, Township 14 South, Range 9 West, Cameron Parish, Louisiana.

            LESS AND EXCEPT: That portion of the above described property situated within the confines of the P-2 Strg. RA SUA, established by Office of Conservation Order No. 248-G-2, effective December 1, 1962; the P-2-A RA SUA, established by Office of Conservation Order No. 248-K, effective July 1, 1964; and the CAM. P-3 RA SU, established by Office of Conservation Order No. 248-E-2, effective March 1, 1965.

            Leaving a balance of 115.0 acres, more or less.

Oil, Gas and Mineral Lease effective November 1, 1993 between John Henry Lebleu, et al, and Louisiana Oil and Gas, Inc. recorded in Book 790, Entry No. 235710, amended in Book 803, Entry No. 237864; Ratification thereof recorded March 11, 2003 in Book 962, File No. 279773, Cameron Parish, Louisiana, covering certain lands described as follows:


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            730.79 acres, more or less, situated in Cameron Parish, Louisiana, in Sections 20, 21, 28, 29 and 30, T14S-R9W, INSOFAR AND ONLY INSOFAR as said lease covers S/2 NW/4 and S/2 N/2 NW/4 of Section 28 and S/2 NE/4 of Section 29.

Oil, Gas and Mineral Lease effective November 1, 1993 between Scott Henry Lebleu, a minor, represented by Susan Kuntz, and Louisiana Oil and Gas, Inc., recorded in Book 790, Entry No. 235711, amended in Book 803, Entry No. 237865; Ratification thereof recorded March 11, 2003 in Book 962, File No. 279773, Cameron Parish, Louisiana, covering certain lands described as follows:

            730.79 acres, more or less, situated in Cameron Parish, Louisiana, in Sections 20, 21, 28, 29 and 30, T14S-R9W, INSOFAR AND ONLY INSOFAR as said lease covers S/2 NW/4 and S/2 N/2 NW/4 of Section 28 and S/2 NE/4 of Section 29.

Oil, Gas and Mineral Lease effective November 1, 1993 between Cameron Wayne Lebleu, a minor, represented by Paige Roberson Lebleu , and Louisiana Oil and Gas, Inc., recorded in Book 790, Entry No. 235712, amended in Book 803, Entry No. 237866; Ratification thereof recorded March 11, 2003 in Book 962, File No. 279773, Cameron Parish, Louisiana, covering certain lands described as follows:

            730.79 acres, more or less, situated in Cameron Parish, Louisiana, in Sections 20, 21, 28, 29 and 30, T14S-R9W, INSOFAR AND ONLY INSOFAR as said lease covers S/2 NW/4 and S/2 N/2 NW/4 of Section 28 and S/2 NE/4 of Section 29.

Oil, Gas and Mineral Lease effective November 1, 1993 between Hilda Peloquin Henry, et al and Louisiana Oil and Gas, Inc., recorded in Book 790, Entry No. 235713, amended in Book 803, Entry No. 237867; Ratification thereof recorded March 11, 2003 in Book 962, File No. 279773, of the records of Cameron Parish, Louisiana, covering certain lands described as follows:

            730.79 acres, more or less, situated in Cameron Parish, Louisiana, in Sections 20, 21, 28, 29 and 30, T14S-R9W, INSOFAR AND ONLY INSOFAR as said lease covers S/2 NW/4 and S/2 N/2 NW/4 of Section 28 and S/2 NE/4 of Section 29.

                                 Davis Interests

Oil, Gas and Mineral Lease dated March 25, 2002 between The James Austin and Martha Davis Trust for Lonnie A. Davis, et al and Mission Resources Corporation, recorded in Book 948, Entry No. 275632, Cameron Parish, Louisiana, covering certain lands described as follows:

            Township 14 South, Range 9 West

            Section 22: SE/4 SE/4
            Section 26: SW/4 NE/4; NW/4 and S/2
            Section 27: E/2 NE/4


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            LESS AND EXCEPT: That portion of the above described property included within the confines of the ABB 2 RB SUA, created by State of Louisiana, Office of Conservation Order No. 1249-B-1, effective September 23, 1997 and;

            LESS AND EXCEPT: That portion of the SW/4 NE/4 lying north of the confines of the ABB 2 RB SUA, created by State of Louisiana, Office of Conservation Order No. 1249-B-1, effective September 23, 1997 as situated in Section 26, described above.

            Leaving a balance of 500.00 acres, more or less


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